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                                                                    EXHIBIT 7(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post Effective Amendment No. 1 to the Registration Statement on Form S-6 of our report dated March 2, 1999, relating to the consolidated financial statements of National Life Insurance Company for the years ended 1998 and 1997, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in the Prospectus.

PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
May 5, 1999